Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies
Commitments and Contingencies

Note 16 – Commitments and Contingencies

Contingencies

On March 23, 2021, Mr. Hengwei Chen filed a lawsuit against Shangchi Automobile and the Group for a debt dispute of approximately $1.6 million (RMB11.35 million). Mr. Chen had been the former general manager of Shangchi Automobile before the Group acquired Shangchi Automobile in 2017. On December 15, 2021, the Court ordered Shangchi Automobile to pay Mr. Hengwei Chen approximately $1.2 million (RMB8.95 million). The Group filed an appeal on January 4, 2022, but the Court made the final judgement to maintain the original ruling on June 29, 2022. The Group recorded the disputed amount and further accrued interest of $0.8 million (RMB6.0 million) in accrued liabilities based on the best estimate of the management as of December 31, 2024. On September 7, 2022, the Court issued an order to freeze the disputed amount of total $1.2 million (RMB8.7 million) in the Group’s certain bank accounts to enforce the execution. As of the date of this filing, the Group has paid $22,449 (RMB163,862).

Guaranty provided for third parties

In July 2020, Tantech Bamboo had provided a guarantee with Bank of China Lishui Branch for Zheijiang Forasen Food Co., Ltd. ("Forasen Food", Yefang Zhang had sold it in September 2021) for maximum amount of approximately $1.4 million (RMB10 million) by pledging certain land and building as the collateral for the loan. The guarantee has expired on July 8, 2023.